Tax expense	6 Months Ended
Jun. 30, 2021
Taxation
Tax expense
Note 7: Tax expense
In accordance with IAS 34, the Group’s income tax credit for the half-year to 30 June 2021 is based on the best estimate of the weighted-average annual income tax rate expected for the full financial year. The tax effects of one-off items are not included in the weighted-average annual income tax rate, but are recognised in the relevant period.
An explanation of the relationship between tax credit and accounting profit is set out below:

	Half-year to 30 June 2021	Half-year to 30 June 2020
	£m	£m

Profit (loss) before tax	3,420	(290)
UK corporation tax thereon at 19 per cent (2020: 19 per cent)	(650)	55
Impact of surcharge on banking profits	(212)	17
Non-deductible costs: conduct charges	(7)	(11)
Other non-deductible costs	(40)	(38)
Non-taxable income	12	53
Tax relief on coupons on other equity instruments	39	39
Tax-exempt gains on disposals	2	—
Tax losses where no deferred tax recognised	(5)	(5)
Remeasurement of deferred tax due to rate changes	1,189	440
Differences in overseas tax rates	(19)	10
Adjustments in respect of prior years	(21)	34
Tax credit	288	594
The Finance Act 2021, which was substantively enacted on 24 May 2021, increases the rate of corporation tax from 19 per cent to 25 per cent with effect from 1 April 2023. The impact of this rate change is an increase in the Group’s net deferred tax asset as at 30 June 2021 of £1,005 million, comprising a £1,189 million credit included in the income statement and a £184 million charge included in equity. The tax credit in the half-year to 30 June 2020 included an uplift in deferred tax assets following the announcement by the UK Government that it would maintain the corporation tax rate at 19 per cent.